                                                                   Exhibit 10.14

                                 FIRSTRUST BANK
                        SERVING ITS CUSTOMERS SINCE 1934

                            STANDBY LETTER OF CREDIT

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
ISSUE DATE:                        October 30, 1998
EXPIRATION DATE:                   October 29, 1999
IRREVOCABLE LETTER OF CREDIT NO.:  134
AMOUNT:                            $315,000.00
BENEFICIARY:                       Union Mutual Insurance Company
APPLICANT:                         ATX Telecommunications Services, Ltd.
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     We have established this irrevocable letter of credit in your favor for drawings up to U.S. Three Hundred Fifteen Thousand ---------xx/100 Dollars ($315,000.00), effective October 30, 1998 and expiring at our office located at 15 East Ridge Pike, Whitemarsh Plaza, Conshohocken, PA 19428 with our close of business on October 29, 1999.

     We hereby undertake to promptly honor your sight draft(s) drawn on us, indicating our Credit No. 134, for all or any part of this Credit if presented at 15 East Ridge Pike, Whitemarsh Plaza, Conshohocken, PA 19428 on or before the expiry date or an automatically extended date.

     Except as stated herein, this undertaking is not subject to any condition or qualification. The obligation of the Bank under this Letter of Credit shall be the individual obligation of the Bank, in no way contingent upon reimbursement with respect thereto.

     It is a condition of this Letter of Credit that it shall be deemed automatically extended without amendment for one year from the expiry date hereof, or any future expiration date, unless sixty days prior to any expiration date we shall notify you by Registered Mail that we elect not to consider this Letter of Credit renewed for any such additional period.

     It is a further condition of this Letter of Credit that any interruptions of the Bank's conduct of business caused by an Act of God, riot, civil commotion, insurrection, war or other cause beyond the Bank's control, or by the strike or Lockout, will automatically extend the expiry date hereof, as well as future expiry date by the period of the interruption.

     Should you have occasion to communicate with us regarding this Credit, kindly direct your communication to the attention of our Credit No. 134.
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Standby Letter of Credit
Page Two

     This Letter of Credit is subject to and governed by the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication No. 500).

Very truly yours,

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       /s/ RICHARD E. MEYERS                      /s/ EDWARD A. D'ANCONA
------------------------------------       ------------------------------------
Richard E. Meyers                          Edward A. D'Ancona
Executive Vice President                   Executive Vice President
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                                 FIRSTRUST BANK

                                  AMENDMENT TO
                      IRREVOCABLE LETTER OF CREDIT NO. 134

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
ORIGINAL ISSUE DATE:            October 30th, 1998
ORIGINAL EXPIRATION DATE:       October 29th, 1999
AMENDMENT EXPIRATION DATE:      October 27th, 2000
AMOUNT:                         $315,000.00
BENEFICIARY:                    Utica Mutual Insurance Company
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     The Letter of Credit's first paragraph beginning as "At the request" is amended as follows:

         At the request and for the account of Michael Karp T/A ATX Telecommunications located at 50 Monument Road, Bala Cynwyd, Pennsylvania 19004 (hereinafter called "Applicant"), we hereby establish our Irrevocable Letter of Credit No. 134 in your favor and authorize you to draw on us up to the aggregate amount of Three Hundred and Fifteen Thousand Dollars ($315,000.00) available by your draft(s) at sight drawn on us and expires on our close of business on October 27th, 2000, accompanied by the following:

     All other terms and conditions of our original Letter of Credit, attached hereto, remain in effect.

Very truly yours,

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
         /s/ CARL M. GRENEN                        /s/ EDWARD D'ANCONA
------------------------------------       ------------------------------------
Carl M. Grenen                             Edward D'Ancona
Sr. Vice President, Finance                Executive Vice President
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